SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


     Date of Report (Date of earliest event reported): September 17, 2003


                         CANTERBURY CONSULTING GROUP, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

         Pennsylvania                                    23-2170505
-------------------------------          -------------------------------
(State of Incorporation)                 (IRS Employer Identification Number)


                               352 Stokes Road
                                  Suite 200
                          Medford, New Jersey  08055
                  (Address of principal executive offices)

                    Telephone Number:  (609) 953-0044

ITEM 5. OTHER EVENTS

   On September 17, 2003, Star Label Products, Inc, a wholly owned subsidiary of Canterbury Consulting Group, Inc., received $2,261,352.43 as payment in full for the total amount of principal and accrued interest it had been owed on a note receivable. This note was received in November 1995 as part of the consideration for the sale of a former business. The note was due to mature in December 2005 with a balloon payment of $1,706,864, but was prepaid twenty-seven months early.

   In the near future, the Company will consider where and when these funds will be used to most benefit the Company's current cash requirements and future growth.


ITEM 7. EXHIBITS


      (c)  Exhibits



           Number                   Description

            99 The Company's news release, issued on September 26, 2003 Canterbury Consulting Group, Inc.'s Wholly Owned Subsidiary, Star Label Products, Inc, Receives
                    Early Payment of Note Receivable


                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CANTERBURY CONSULTING GROUP, INC.

                                         BY: /s/ Kevin J. McAndrew
                                         ----------------------------
                                         Kevin J. McAndrew, President

Dated: September 26, 2003